EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Seaspan Corporation (the “Company”) on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F”), I Kevin M. Kennedy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2007

By:	/s/ KEVIN M. KENNEDY
Kevin M. Kennedy
Chief Financial Officer (Principal Financial and Accounting Officer)